                                                              EXHIBIT 10(xxxvii)

                               SECURITY AGREEMENT


                 THIS SECURITY AGREEMENT is entered into as of August 29, 1997 by and among Chrysalis International Corporation, a Delaware corporation, Chrysalis International Preclinical Services Corporation, a Pennsylvania corporation, Chrysalis DNX Transgenic Sciences Corporation, an Ohio corporation, and Chrysalis International Clinical Services Corporation, a Delaware corporation (each, a "Debtor" and together, the "Debtors"), and CoreStates Bank, N.A. (the "Secured Party" or the "Bank").

                                   BACKGROUND

                 The Debtors and the Secured Party have entered into a Term Loan and Security Agreement dated as of the date hereof (the "Loan Agreement"). Pursuant to the Loan Agreement, the Bank has agreed, subject to the terms and conditions set forth therein, to make a term loan to the Debtors in the aggregate principal amount of $5,000,000 (the "Loan"), which Loan is to be secured by a continuing first priority lien and security interest in substantially all of the property and assets of the Debtors, all as more fully described in Section 3.1 of the Loan Agreement and in the Loan Documents (as defined therein) entered into pursuant thereto.

                 It is a condition precedent to the making of the Loan by the Secured Party pursuant to the Loan Agreement that the Debtors enter into this Security Agreement in order to secure the prompt and complete payment, observance and performance of all of the Debtors' Obligations.

                 The defined terms used in this Security Agreement shall have the respective meanings set forth in Section 1 hereof unless elsewhere defined or the context shall otherwise require.

                                     TERMS

                 NOW, THEREFORE, in order to induce the Secured Party to make the Loan under the Loan Agreement and intending to be legally bound, the Debtors hereby agrees with the Secured Party as follows:

1.       INTERPRETATION OF AGREEMENT: DEFINITIONS.

                 1.1. Definitions. Unless otherwise defined herein, each capitalized term used herein that is defined in the Loan Agreement shall have the meaning specified for such term in the Loan Agreement. Unless the context otherwise requires, the term hereinafter set forth when used herein shall have the following meaning:

                 "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or intangible or tangible.

2.       GRANT OF SECURITY.

                 The Debtors hereby grant to the Secured Party to secure the payment and performance of all Obligations, a continuing security interest in and lien on all of the Debtors' Property wherever located, whether now owned or hereafter acquired or arising, all proceeds and products thereof and all parts thereof and all accessions thereto (all of the same being hereinafter called the "Collateral"), including, without limiting the generality of the foregoing, the following properties, assets and rights owned by the Debtors:

                 (a)       all goods, accounts, contract rights;

                 (b) all rights to the payment of money, including tax refund claims, insurance proceeds and indemnity, warranty and tort claims and all rights to proceeds of any termination, including any partial termination, of employee benefit plans;

                 (c) all chattel paper, documents, instruments, securities and general intangibles, together with all right, title and interest of the Debtors in and to all patents and trademarks which the Debtors may hereinafter acquire, the right to file and prosecute applications for patents and trademarks, and similar intellectual property anywhere in the world and the good will of the business connected with the use of and symbolized by any patents and trademarks, together with all assets which uniquely reflect the good will of the business of the Debtors, including but not limited to, the Debtors' trade names, customer lists, trade secrets, corporate and other business records, license rights, advertising materials, operating manuals, methods, processes, know-how, sales literature, drawings, specifications, descriptions, inventions, name plates, catalogues, copyrights, dealer contracts, supplier contracts, distribution agreements, confidential information, consulting agreements, engineering contracts and engineering drawings; and

                 (d) all furniture, fixtures, equipment, inventory, raw materials, work in progress, goods returned or repossessed, books and records, and real property and interests and rights in, on or over real property.

3.       GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

                 The Debtors represent and warrant to the Secured Party that:

                 3.1. Warranty of Title to Collateral. The Debtors are the owners of the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any other person, except for the security interest, pledges and liens granted by the Borrowers to the Secured Party hereby and pursuant to the Loan Documents and the Permitted Liens, and the Debtors shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Secured Party.

                 3.2. No Financing Statements. There is no financing statement or similar notice now on file in any public office covering any Property of any kind which is part of the Collateral hereunder, or intended so to be, or in which any of the Debtors is named as or has signed as a debtor except those naming the Secured Party as secured party or for which termination statements are on file and except in connection with any Permitted Liens, and so long as any Obligations remain unpaid or unperformed or this Security Agreement remains in effect, the Debtors will not execute, and there will not be on file in any public office any financing statement or statements except the financing statements filed or to be filed in respect of and for the security interests of the Secured Party granted hereunder and pursuant to the other Loan Documents and except in connection with any Permitted Liens. The Debtors have no trade names.

                 3.3. Location of Chief Places of Business, Accounts and Equipment. The locations of the Debtors' chief places of business, accounts and equipment are at the addresses set forth on Exhibit A hereto. In the event that any of the Debtors discovers that any representation made in this Section is untrue or incorrect for any reason, it will immediately notify the Secured Party and take such actions as may be necessary to make such representation true and correct. No account is evidenced by a note or other instrument.

                 3.4. Valid Security Interest. Upon the proper filing of the financing statements prepared by the Bank covering the Collateral, this Agreement creates a valid and perfected first priority security interest in the Collateral (except for the Permitted Liens), securing the payment of the Obligations.

                 3.5. Consents. No authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required either (a) for the grant by the Debtors of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Debtors or (b) for the perfection of or the exercise by the Secured Party of its rights and remedies hereunder, other than the proper filing of the financing statements prepared by the Bank covering the Collateral.

4.       PARTICULAR COVENANTS OF THE DEBTORS.

                 4.1. Payment of Obligations. The Debtor agrees to pay all Obligations at the time and place and in the manner as provided therein and in any Loan Document and in a timely fashion, comply with and perform and fulfill the terms, covenants and conditions contained herein or in any Loan Document.

                 4.2.      Maintenance of Lien; Recording.

                           (a)  The Debtors will, at its own expense, take all
actions requested by the Secured Party to maintain and preserve the lien of this Security Agreement so long as any Obligations are outstanding.

                           (b)    The Debtors will, forthwith, upon the
execution and delivery of this Security Agreement and thereafter from time to time, cause this Security Agreement and all required financing statements to be filed, registered and recorded in such manner and in such places as shall be necessary or as the Secured Party may reasonably request, in order to publish notice of and fully protect the lien thereof as it relates to the Collateral, and in order to continue such protection, refile, reregister and rerecord whenever necessary, and from time to time upon the reasonable request of the Secured Party will perform or cause to be performed any other act as provided by law and will execute or cause to be executed any and all further instruments for such publication and protection. To the extent permitted by applicable law, the Debtors will pay or cause to be paid all filing, registration and recording taxes and fees incident to such filing, registration and recording, any federal or state stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Agreement and all required financing statements and each such instrument of further assurance. Without limiting the foregoing, the Debtors hereby authorize the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Debtors where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the

Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                 4.3.      Further Assurances; After-Acquired Property.

                           (a)    The Debtors will do, execute, acknowledge and
deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, conveyances, mortgages, assignments, transfers and assurances as may be necessary or as the Secured Party reasonably may require for the perfection of the lien being herein provided for in the Collateral. Without limiting the generality of the foregoing, the Debtors will: (i) mark conspicuously each document related to the Debtors' chattel paper and all other documents or instruments related to accounts, contract rights or general intangibles ("Related Contracts") and, at the request of the Secured Party, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Secured Party, indicating that such documents, chattel paper, Related Contracts or Collateral is subject to the security interest granted hereby; and (ii) if any account, contract right or general intangible ("Receivables") shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Secured Party hereunder such note, instrument or chattel paper duly indorsed and accompanied by duly executed instruments or transfer or assignment, all in form and substance satisfactory to the Secured Party.

                           (b)    All right, title, and interest of the Debtors
in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Collateral or any part thereof, hereafter constructed or acquired by the Debtors, immediately upon such construction or acquisition, and without any further mortgage, conveyance or assignment, shall become and be part of the Collateral and shall be subject to the lien of this Security Agreement as fully and completely and with the same effect as though now owned by the Debtors, but at any and all times the Debtors will execute and deliver to the Secured Party any and all such further assurances, mortgages, conveyances or assignments thereof and financing statements and other instruments with respect thereto as shall be necessary or desirable or as the Secured Party may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Security Agreement.

                 4.4.      Right of Secured Party to Perform Covenants,
Etc. In the event of the occurrence and during the continuance of an Event of Default, the Secured Party, without waiving or releasing any Obligation, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Debtors, and may enter upon any Property of the Debtors for such purpose and take all such action thereon as, in the reasonable opinion of the Secured Party, may be necessary or appropriate therefor. All sums so paid by the Secured Party and all costs and expenses (including without limitation, reasonable attorneys' fees and expenses) so incurred, together with interest thereon at the rate set forth in the Loan Agreement for overdue payments from the date of payment or incurrence, shall be secured hereby and shall be paid by the Debtors to the Secured Party on demand. The Secured Party in making any payment authorized under this Section relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim thereof.

                 4.5. Limitation on Liens. The Debtors agree not to create or incur or suffer to be incurred or to exist, any mortgage, pledge, security interest, encumbrance, lien or charge of any kind upon the Collateral or upon any income or proceeds therefrom other than encumbrances specifically permitted by the Loan Documents.

                 4.6.      As to Equipment.  The Debtors shall:

                           (a)    Keep all equipment at the places therefor
specified in Section 3.3 or, upon 30 days prior written notice to the Secured Party, at such other places in jurisdictions where all action required by
Section 4.2 shall have been taken with respect to such equipment.

                           (b)    Cause all equipment to be maintained and
preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to such end. The Debtors shall promptly furnish to the Secured Party a statement respecting any material loss or damage to any of the equipment.

                           (c)    Pay promptly when due all property and other
taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the equipment and inventory, except to the extent the validity thereof is being contested in good faith.

                 4.7.      Insurance.

                           (a)    The Debtors shall, at their own expense,
maintain insurance with respect to their equipment, inventory and other Property in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to the Secured Party from time to time. Each policy for (i) liability insurance shall provide for all losses to be paid on behalf of the Secured Party and the Debtor as their respective interests may appear and (ii) property damage insurance shall provide for all losses (except for losses of less than $250,000 per occurrence) to be paid directly to the Secured Party. Each such policy shall in addition (1) name the Debtor and the Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon the Secured Party) as their interests may appear, (2) contain the agreement by the insurer that any loss thereunder shall be payable to the Secured Party notwithstanding any action, inaction or breach of representation or warranty by the Debtor, (3) provide that there shall be no recourse against the Secured Party for payment of premiums or other amounts with respect thereto and (4) provide that at least thirty days prior written notice of cancellation or of lapse shall be given to the Secured Party by the insurer. The Debtor shall, if so requested by the Secured Party, deliver to the Secured Party original or duplicate policies of such insurance and, as often as the Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance.
Further, the Debtor shall, at the request of the Secured Party, duly execute and deliver instruments or assignments of such insurance policies to comply with the requirements of this Section 4.7 and cause the respective insurers to acknowledge notice of such assignment.

                           (b)    Reimbursement under any liability insurance
maintained by the Debtor pursuant to this Section 4.7 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Property when subsection (c) of this
Section 4.7 is not applicable, the Debtor shall make or cause to be made the necessary repairs to or replacements of such Property and any proceeds of insurance maintained by the Debtor pursuant to this Section 4.7 shall be paid to the Debtor as reimbursement for the costs of such repairs or replacements.

                           (c)    Upon (i) the occurrence and during the
continuance of any Event of Default, or (ii) the actual or constructive total loss (in excess of $1,000,000 per occurrence) of any Property, all insurance payments in respect of such Property shall be paid to and applied by the Bank as specified in Section 5.5.

                 4.8. Maintenance of Office. The Debtors shall keep its chief places of business and the offices where it keeps its records concerning the Receivables and Related Contracts and equipment at the locations therefor specified on Exhibit A hereto or at such other locations in a jurisdiction where all action required by Section 4.2 shall have been taken with respect to such Property. The Debtors will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

                4.9. As to Receivables. The Debtors agree that with respect to any Receivables:

                           (a)    Unless the Debtors have theretofore given the
Secured Party written notice to the contrary, as of the time any Receivable becomes subject to the security interest provided for hereby, the Debtors shall be deemed to have warranted as to each and all of such Receivables that each Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that each Receivable is valid and subsisting and arises out of a bona fide sale of goods sold and delivered by the Debtors to, or in the process of being delivered to, or out of and for services theretofore actually rendered by the Debtors to the account debtor named in the Receivable; that the amount of the Receivable represented as owing is the correct amount actually owing from the account debtor, is not subject to any setoffs or deductions (other than normal trade discounts) or any counter-claim or other defense on the part of such account debtor; that no such Receivable is evidenced by any note unless such instrument or chattel paper has theretofore been endorsed and delivered to the Secured Party; and that no surety bond was required or given in connection with said Receivable or the contracts or purchase orders out of which the same arose.

                           (b)    Except as otherwise provided in this
subsection (b), the Debtors shall continue to collect, at their own expense, all amounts due or to become due the Debtors under the Receivables. The Secured Party shall have the right at any time following an Event of Default and during its continuance to notify any and all account debtors of the assignment of such Receivables to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Debtors thereunder directly to the Secured

Party and, upon such notification and at the expense of the Debtors, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Debtors might have done, and the Debtors shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon. Following an Event of Default and during its continuance, the Receivables at any time received by the Debtors shall (unless the Secured Party shall otherwise elect in writing) be forthwith accounted for and transmitted to the Secured Party to an account in its name in the same form as received (not less often than once per week) by the Debtors, shall be received in trust for the Secured Party and shall not be commingled with any other funds of the Debtors. In the event that the Secured Party shall at any time elect in writing not to have the proceeds transmitted to the Secured Party, the Secured Party nevertheless shall have and retain the right at any time thereafter following an Event of Default and during its continuance to demand that such proceeds be delivered and transmitted to the Secured Party as set forth above.

                           (c)    The proceeds of the Receivables so
transmitted to the Secured Party or such designee bank may be handled and administered by the Secured Party in and through a remittance or similar account at the Secured Party and the Debtors acknowledges that the maintenance of such an account by the Secured Party is solely for the Secured Party's own convenience and that the Debtors do not have any right, title or interest in such remittance or similar account or any amounts at any time credited thereto. Except to the extent that the Secured Party may from time to time in its sole discretion release proceeds to the Debtors for use in its business, all proceeds received by the Secured Party shall be applied to the payment of the Obligations (whether or not it shall then be due) such application to be made at such intervals and in such manner as the Secured Party may determine, but not less often than once each week. The Secured Party need not apply or give credit for any item included in such proceeds until the Secured Party has received final payment thereof at its office in cash or solvent credit accepted by it as such. The Debtors shall accompany each transmission of proceeds to the Secured Party with a report in such form as the Secured Party shall require identifying the particular Receivables to which such proceeds apply. Upon the occurrence of an Event of Default, at the request of the Secured Party, the Debtors will enter into such lock box arrangements for payments of Receivables as the Secured Party shall request.

                           (d)    Upon the occurrence of an Event of Default
and during its continuance, the Secured Party shall have the right in its own name or in the name of the Debtors to demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts due or to become due on the Receivables and to endorse the name of the Debtors on all commercial paper given in payment or partial payment thereof and, in addition, may upon the occurrence of an Event of Default and during its continuance, in its discretion, file any claim or take any other action or proceeding which the Secured Party may deem necessary or appropriate to protect and preserve and realize upon the security interest of the Secured Party in the Receivables and the proceeds thereof.

5.       DEFAULTS; REMEDIES OF THE SECURED PARTY.

                 5.1. Completed Default; Acceleration of Maturity. Upon declaration by the Secured Party of the acceleration of maturity of the Obligations in accordance with Section 7 of the Loan Agreement, the Debtors shall pay to the Secured Party the whole amount which then shall have become due on the Obligations. In case the Debtors shall fail to pay the same forthwith, the Secured Party shall be entitled to recover judgment for the whole amount so due and unpaid against the Debtors. The right of the Secured Party to recover such judgment shall not be affected by the exercise of any other right, power or remedy for the enforcement of the provisions of this Security Agreement.

                 5.2. Remedies. In case of the happening of an Event of Default and during its continuance, the Secured Party may exercise, in addition to all other rights and powers described herein or permitted under applicable law, all remedies available to a secured creditor under applicable law, all remedies available to a secured creditor under any applicable Uniform Commercial Code and all or any of the following powers:

                           (a)    The Secured Party may protect and enforce its
rights by bringing such actions, at law or in equity or before any administrative tribunal, as the Secured Party, shall deem appropriate, including, without limitation, actions for the specific performance of any covenant hereof; and the Secured Party shall be entitled to recover judgment for any and all sums then, or during any Default, becoming due and payable by the Debtor under any provision hereof or of any Loan Document, including, without limitation, any deficiency in the payment of all amounts due under the provisions hereof or any Loan Document remaining after any sale of the Collateral and, in addition thereto, such amounts as shall be sufficient to cover the costs and expenses of collection, including reasonable attorneys' fees, and of other proceedings hereunder, and to collect out of the Property of the Debtors in any manner provided by law all amounts adjudged or decreed to be payable.

                           (b)    The Secured Party as a matter of contract
right and not as a penalty shall be entitled to the appointment of a receiver of, or may enter upon and take possession of, all or any part of the Collateral, and such receiver or the Secured Party shall thereupon be entitled to operate all or any part of the Collateral and to make all expenditures and to take all actions necessary or desirable therefor, and to collect and retain all income and earnings arising from such Property or business.

                           (c)    Upon receipt by the Debtor or the Secured
Party of checks, drafts, cash and other remittance in payment of accounts payable to the Debtors, the Secured Party may require the Debtors to provide all necessary endorsements and deliver such remittance to the Secured Party to be applied upon the Obligations.

                           (d)    The Secured Party may require the Debtors to
assemble the Collateral (other than fixtures) and make it available at a place or places designated by the Secured Party which is mutually convenient to allow the Secured Party to take possession or dispose of the Collateral.

                           (e)    Without notice except as specified below, the
Secured Party may sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Debtors agree that, to the extent notice of sale shall be required by law, at least ten days notice to the Debtors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it is so adjourned.

                 5.3. Sale to Accelerate Obligations. In the event of any sale made under or by virtue of this Security Agreement, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a valid judgment, the Obligations, if not previously due, immediately thereupon shall become due and payable, anything in this Security Agreement or any Loan Document to the contrary notwithstanding.

                 5.4. Application of Proceeds of Sale. The purchase money proceeds or avails of any sale of the Collateral shall be applied as follows:

                           First:  To the payment of the costs and expenses of
suit, if any, and of such sale, and to the extent permitted by applicable law, the reasonable compensation of the Secured Party's agents, attorneys and counsel, and of all proper expenses, liability and advances incurred or made hereunder or any of the Loan Documents by the Secured Party, and of all taxes, assessments or liens superior to the lien of these presents, except any taxes, assessments or other superior lien subject to which said sale may have been made;

                           Second:  To the amount then owing or unpaid on the
Obligations; and

                           Third:  To the payment of the surplus, if any, to
the Debtors and their successors or assigns or as may be directed by a court of competent jurisdiction.

                 5.5. Purchase of Collateral. Upon any sale made under or by virtue of this Security Agreement, the Secured Party may bid for and purchase the Collateral being sold, and upon compliance with the terms of sale, may hold, retain and possess and dispose of such Property in its own absolute right without further accountability; and the Secured Party at any such sale may, in paying the purchase price, apply any amount of the Obligations then unpaid in lieu of cash to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon.

                 5.6. Waiver. The Secured Party may waive any Event of Default hereunder and its consequences which result from the failure of the Debtors to comply with any provisions of this Security Agreement or any Loan Document. In case of any such waiver, or in case any proceedings taken on account of any Event of Default shall be discontinued or abandoned or determined adversely to the Secured Party, then and in every such case, the Debtors and the Secured Party shall be restored to their former positions and rights hereunder respectively. No such waiver shall extend to any subsequent Event of Default or impair any right consequent thereon.

                 5.7. Remedies Cumulative. No remedy herein conferred upon or reserved to the Secured Party is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                 5.8. Delay or Omission Not a Waiver. No delay or omission of the Secured Party to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any Event of Default or an acquiescence therein; and every power and remedy given by this Security Agreement to the Secured Party may be exercised from time to time and as often as may be deemed expedient by the Secured Party.

                 5.9. Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon its to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                 5.10. Secured Party Appointed Attorney-in-Fact. The Debtors hereby irrevocably appoint the Secured Party each Debtor's attorney-in-fact, with full authority in the place and stead of such Debtor and in the name of such Debtor, the Secured Party or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (a) to obtain and adjust insurance required to be paid to the Bank pursuant to Section 4.7, (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, (c) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (a) and
(b) above, and (d) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

                 5.11. Expenses; Indemnity. The Debtors hereby agree to reimburse the Secured Party on demand, for all costs and expenses incurred by the Secured Party in enforcing this Security Agreement (including reasonable expenses of agents and attorneys employed by the Secured Party). The Debtors agree to indemnify and save and hold the Secured Party harmless from and against any and all claims, damages, loss, liability or judgments which may be incurred or sustained by the Secured Party or asserted against the Secured Party directly or indirectly, in connection with the existence of or the lawful exercise of any of the rights under this Security Agreement or any Loan Document except such claims, damages, loss, liability or judgments as may result from the bad faith, gross negligence or willful misconduct of the Secured Party.


6.       DEFEASANCE.

                 If the Debtors shall pay and discharge or provide, in a manner reasonably satisfactory to the Secured Party, for the payment and discharge of the whole amount of the Obligations, then and in that case all Property, rights and interests hereby conveyed or assigned or pledged shall revert to the Debtors, and the estate, right, title and interest of the Secured Party shall thereupon terminate; and the Secured Party, in such case, on demand of the Debtors and at its expense, shall execute and deliver to the Debtors a proper instrument or proper instruments acknowledging the satisfaction and termination of this Security Agreement, and shall convey, assign and transfer, or cause to be conveyed, assigned or transferred, and shall deliver or cause to be delivered, to the Debtors, all Property, including money, then held by the Secured Party, other than moneys deposited with the Secured Party for the payment of the Obligations.

7.       MISCELLANEOUS PROVISIONS.

                 7.1. Security Agreement for Benefit of Parties Hereto. Nothing in this Security Agreement, expressed or implied, is intended or shall be construed to confer upon or to give to, any Person other than the parties hereto, any right, remedy or claim under or by reason of this Security Agreement or any covenant, condition or stipulation hereof; and the covenants, stipulations and agreements contained in this Security Agreement are and shall be for the sole and exclusive benefit of the parties hereto, and their successors and assigns.

                 7.2. Severability. In case any one or more of the provisions contained in this Security Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                 7.3. Notices. All notices, requests, demands, directions and other communications which may or are required to be given, served or sent by the Debtors or the Secured Party to the other shall be given, served or sent as provided in the Loan Agreement and shall be effective in accordance with the terms of the Loan Agreement.

                 7.4. Successors and Assigns. Whenever in this Security Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all the covenants, promises and agreements in this Security Agreement contained by or on behalf of the Debtors, or on behalf of the Secured Party shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

                 7.5. Counterparts; Descriptive Headings. This Security Agreement is being executed in any number of counterparts, each of which is an original and all of which are identical. Each counterpart of this Security Agreement is to be deemed an original hereof and all counterparts collectively are to be deemed but one instrument. The descriptive headings of the several Sections to this Security Agreement were inserted in this Security Agreement for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                 7.6.      Amendments, Etc.        No amendment or waiver of
any provision of this Agreement nor consent to any departure by the Debtors herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 7.7. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Pennsylvania. Unless otherwise defined herein or in the Loan Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of Pennsylvania are used herein as therein defined.

                 IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

                                   CHRYSALIS INTERNATIONAL CORPORATION


                                   By: /s/ John G. Cooper
                                      --------------------------
                                      Name:  John G. Cooper
                                      Title: Senior Vice President and
                                             Chief Financial Officer

                                   CHRYSALIS INTERNATIONAL PRECLINICAL
                                           SERVICES CORPORATION

                                   By: /s/ John G. Cooper
                                      --------------------------
                                      Name:  John G. Cooper
                                      Title: Senior Vice President and
                                             Chief Financial Officer

                                   CHRYSALIS DNX TRANSGENIC SCIENCES
                                           CORPORATION

                                   By: /s/ John G. Cooper
                                      --------------------------
                                      Name:  /s/ John G. Cooper
                                      Title: Senior Vice President and
                                             Chief Financial Officer

                                   CHRYSALIS INTERNATIONAL CLINICAL
                                           SERVICES CORPORATION

                                   By: /s/ John G. Cooper
                                      --------------------------
                                      Name:  John G. Cooper
                                      Title: Senior Vice President and
                                             Chief Financial Officer

                                   CORESTATES BANK, N.A.


                                   By: /s/ Stephen McWilliams
                                      --------------------------
                                      Name:  Stephen McWilliams
                                      Title: Vice President

                                   SCHEDULE A
                                       to
                               Security Agreement




Location of Principal Offices and Equipment:

                 1)        Chrysalis International Corporation
                           Raritan, Somerset County, New Jersey

                 2) Chrysalis International Preclinical Services Corporation - Lackawanna County, Pennsylvania

                 3) Chrysalis International Clinical Services Corporation - Austin, Travis County, Texas

                 4) Chrysalis DNX Transgenic Sciences Corporation - Raritan, Somerset County, New Jersey Princeton, Mercer and Middlesex Counties, New Jersey